Copeland SMID Cap Dividend Growth Fund

(a series of Copeland Trust)

Supplement dated April 3, 2017

to the Copeland SMID Cap Dividend Growth Fund (the “Fund”) Statement of Additional Information

dated February 26, 2017

Effective March 11, 2017, Stephen J. Kneeley resigned his position as a Trustee of the Fund. All information relating to Mr. Kneeley in the Statement of Additional Information is hereby deleted and should be disregarded.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.